UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

Form 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

_________________

ExamWorks Group, Inc.
(Exact name of registrant as specified in its charter)

_________________

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.
Suite 2625
Atlanta, GA  30305
(Address of principal executive offices, including zip code)

(404) 952-2400
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

In connection with the pricing of the Notes (as defined below) in the previously announced Private Offering (as defined below), ExamWorks Group, Inc. (the “Company”) delivered a pricing supplement containing, among other things, certain updated financial information (the “Financial Information”) to potential investors in the Private Offering. The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being provided to satisfy the Company’s resulting public disclosure requirements under Regulation FD.

The Financial Information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended.

Item 8.01.     Other Events.

On July 14, 2011, the Company issued a press release announcing the pricing of the Company’s $250.0 million aggregate principal amount of its 9.0% senior notes due 2019 (the “Notes”) being offered to investors in a private offering (the “Private Offering”) that is exempt from the registration requirements of the Securities Act. The Notes are being offered inside the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.  The Notes may not be offered or sold without registration unless pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction. A copy of the press release related to the offering of the Notes is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Financial Information
99.2	Press Release of ExamWorks Group, Inc., dated July 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: July 14, 2011	By:	/s/J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Financial Information
99.2	Press Release of ExamWorks Group, Inc., dated July 14, 2011